UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2017
(Date of earliest event reported)

BBCMS Mortgage Trust 2017-C1
(Central Index Key Number 0001696707)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

UBS AG
(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-206987-01	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of February 27, 2017, with respect to BBCMS Mortgage Trust 2017-C1. The purpose of this amendment is to make clerical and minor revisions to the agreements previously filed as Exhibit 4.2, 4.3, 4.7 and 4.8. Effective upon the filing of this Form 8-K/A, (i) Exhibit 4.2 of the Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A, (ii) Exhibit 4.3 of the Form 8-K is replaced and superseded in its entirety by Exhibit 4.2 to this Form 8-K/A, (iii) Exhibit 4.7 of the Form 8-K is replaced and superseded in its entirety by Exhibit 4.3 to this Form 8-K/A and (iv) Exhibit 4.8 of the Form 8-K is replaced and superseded in its entirety by Exhibit 4.4 to this Form 8-K/A. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of February 1, 2017 and attached to the Form 8-K as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Subordinate Companion Loan and the holder of the 1166 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.
Exhibit 4.2	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Mortgage Loan and the holder of the 1166 Avenue of the Americas Pari Passu Companion Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of February 1, 2017, among Bank of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Co-Lender Agreement, dated as of December 20, 2016, between the holders of the Summit Birmingham Pari Passu Companion Loans and the holder of the Summit Birmingham Mortgage Loan, relating to the relative rights of such holders of the Summit Birmingham Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2017	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer

BBCMS 2017-C1: FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Subordinate Companion Loan and the holder of the 1166 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.	(E)
4.2	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Mortgage Loan and the holder of the 1166 Avenue of the Americas Pari Passu Companion Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.	(E)
4.3	Pooling and Servicing Agreement, dated as of February 1, 2017, among Bank of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.	(E)
4.4	Co-Lender Agreement, dated as of December 20, 2016, between the holders of the Summit Birmingham Pari Passu Companion Loans and the holder of the Summit Birmingham Mortgage Loan, relating to the relative rights of such holders of the Summit Birmingham Whole Loan.	(E)